SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  April 3, 2007

Franklin Auto Trust 2007-1

Franklin Auto Trust 2007-1 (Issuing Entity) Franklin Capital Corporation (Sponsor) Franklin Receivables LLC
(Depositor) (Exact name of registrant as specified in its charter)
Delaware	333-134782	94-3301790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

47 West 200 South, Suite 500 Salt Lake City, Utah 84101
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (801) 238-6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-134782) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1 and Exhibit 8.1 and the related consents are attached as Exhibit 23.1 and Exhibit 23.2.

Item 9.01.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

23.2

Consent of McKee Nelson LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin Receivables LLC

By: /s/ Harold E. Miller, Jr.____________

Name:  Harold E. Miller, Jr.

Title:    President and Chief Executive Officer

Dated: April 3, 2007

EXHIBIT INDEX

    Exhibit No.

Description

Page No.

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

23.2

Consent of McKee Nelson LLP (included in Exhibit 8.1).